SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   December 29, 2006

ITRONICS INC.

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                                            Texas                                  33-18582                       75-2198369

                         (State or other jurisdiction                (Commission File                (IRS Employer

                                 of incorporation)                           Number)                      Identification No.)

6490 So. McCarran Boulevard, Building C, Suite 23 Reno, Nevada    89509

                (Address of Principal Executive Offices)                             Zip Code

Registrant’s telephone number, including area code: (775) 689-7696

Item 8.01: Other Events

The Company has signed a twelve month marketing agreement with Wallstreet Direct Inc. (Wallstreet). Wallstreet will perform corporate marketing services through a number of venues, including distribution of press releases, home page sponsorship, and advertising through email and print media. In payment for these services, the Company has issued 15,000,000 restricted common shares to Wallstreet, valued at $250,000. Wallstreet has piggyback registration rights to have these shares included in any registration statement the Company may file after June 30, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                          ITRONICS INC.

                                                                                               (Registrant)

Date: December 29, 2006                                                             By: /S/ John W. Whitney

                                                                                                          John W. Whitney

                                                                                                          President, Treasurer and Director

                                                                                                         (Principal Executive and Financial

                                                                                                         Officer)